Exhibit 99.1

CommScope Announces Strategic Refinancing Transaction to Significantly Strengthen Capital Structure

Secures Commitments for $3.15 Billion in New First-Lien Term Loans and $1 Billion in First-Lien Notes

Company to Fully Repay 2025 Senior Unsecured Notes and 2026 Secured Debt Maturities

Through Proceeds from the Refinancing Transaction and Previously Announced Asset Sales

CLAREMONT, NC – December 17, 2024 – CommScope Holding Company, Inc. (NASDAQ: COMM) (“CommScope” or the “Company”), a global leader in network connectivity solutions, today announced the closing of a comprehensive refinancing (the “Transaction”) with its first-lien secured lenders. The Transaction will enable CommScope to address its upcoming 2025 and 2026 debt maturities and position the Company for future success.

As part of the Transaction, CommScope entered into new agreements with a group of its existing first-lien lenders, including funds managed by Apollo and Monarch Alternative Capital (“Monarch”), including a new $3.15 billion first-lien term loan, maturing in 2029, and $1 billion in first-lien notes, maturing in 2031 (collectively the, “New First-Lien Debt”). Proceeds from the New First-Lien Debt will enable the Company to fully repay its senior unsecured notes due 2025 and its existing senior secured term loan facility. Expected proceeds from the previously announced sale of the Company’s Outdoor Wireless Networks (“OWN”) segment as well as the Distributed Antenna Systems (“DAS”) business units to Amphenol Corporation (NYSE: APH) for $2.1 billion, which is expected to close in Q1 2025, will be used to fully repay the Company’s senior secured notes due 2026, and provide a ratable redemption or other repayment of a portion of the Company’s senior secured notes due 2029.

“This transaction is a pivotal step forward in our ongoing process to position CommScope for long-term growth,” said Chuck Treadway, President and Chief Executive Officer of CommScope. “By successfully addressing our near-term maturities and greatly improving our pro forma leverage ratio, we move forward with the flexibility to focus on our core businesses and invest in the technology, products, and personnel to better deliver for our customers, and capitalize as the telecom industry recovers in the coming quarters. We will continue to explore opportunities to leverage the significant flexibility available under our credit agreements to further reinforce our capital structure as market conditions evolve.”

“We are pleased to support CommScope in this strategic transaction, working with the company and other lenders to provide a refinancing solution that improves CommScope’s financial position and provides long-term capital to execute on its robust business plans,” said Apollo Partner Chris Lahoud and Monarch Portfolio Manager Adam Sklar. “The significant size of this transaction reflects our confidence in the CommScope leadership team and path forward.”

Following the use of net proceeds from the closing of the OWN and DAS asset sale, which is expected in Q1 2025, the Company anticipates meeting the conditions for the first term loan rate step down as part of the Transaction. The Transaction, the use of net proceeds from the OWN and DAS business unit’s sale, and the Company’s projected business performance is expected to drive the Company’s total debt to Adjusted EBITDA ratio below 6.00:1.00 by the end of 2026.

Advisors

Moelis & Company LLC is serving as financial advisor, Latham & Watkins LLP is serving as legal counsel, and C Street Advisory Group is serving as strategic communications advisor to CommScope.

PJT Partners is serving as financial advisor and Gibson Dunn & Crutcher LLP is serving as legal counsel to the lenders.

About CommScope: CommScope (NASDAQ: COMM) is pushing the boundaries of technology to create the world’s most advanced wired and wireless networks. Our global team of employees, innovators and technologists empower customers to anticipate what’s next and invent what’s possible. Discover more at www.commscope.com.

Investor Contact:

Massimo Disabato

Massimo.Disaboto@commscope.com

News Media Contacts:

For CommScope

publicrelations@commscope.com

For Apollo

Communications@Apollo.com

For Monarch Alternative Capital

Communications@monarchlp.com

Forward Looking Statements

This press release includes certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to future events and financial performance. These forward-looking statements are generally identified by their use of such terms and phrases as

“intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, our dependence on customers’ capital spending on data, communication and entertainment equipment, which could be negatively impacted by a regional or global economic downturn, among other factors; the potential impact of higher than normal inflation; concentration of sales among a limited number of customers and channel partners; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing and timing of delivery of products to customers; risks related to our ability to implement price increases on our products and services; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; risks related to the successful execution of CommScope NEXT and other cost saving initiatives; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; the risk that our manufacturing operations, including our contract manufacturers on which we rely, encounter capacity, production, quality, financial or other difficulties causing difficulty in meeting customer demands; our substantial indebtedness, including our upcoming maturities and evaluation of capital structure alternatives and restrictive debt covenants; our ability to refinance existing indebtedness prior to its maturity or incur additional indebtedness at acceptable interest rates or at all; our ability to generate cash to service our indebtedness; the divestiture of the Home segment and its effect on our remaining businesses; the expected timing of the closing of the sale of the OWN and DAS businesses (the “OWN/DAS Transaction”); the expected benefits of the Transaction and the OWN/DAS Transaction, including the expected financial performance of CommScope following the Transaction and the OWN/DAS Transaction; the ability of the parties to obtain any required regulatory approvals in connection with the OWN/DAS Transaction and to complete the OWN/DAS Transaction considering the various closing conditions; expenses related to the OWN/DAS Transaction and any potential future costs; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement governing the OWN/DAS Transaction, or an inability to consummate the OWN/DAS Transaction on the terms described or at all; the effect of the announcement of the OWN/DAS Transaction on the ability of CommScope to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; the response of CommScope’s competitors, creditors and other stakeholders to the OWN/DAS Transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the

OWN/DAS Transaction; the ability to meet expectations regarding the timing and completion of the OWN/DAS Transaction; potential litigation relating to the OWN/DAS Transaction; restrictions during the pendency of the OWN/DAS Transaction that may impact the ability to pursue certain business opportunities, including uncertainty regarding the timing of the separation, achievement of the expected benefits and the potential disruption to the business; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; possible future additional impairment charges for fixed or intangible assets, including goodwill; our ability to attract and retain qualified key employees; labor unrest; product quality or performance issues, including those associated with our suppliers or contract manufacturers, and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the use of open standards; the long-term impact of climate change; significant international operations exposing us to economic risks like variability in foreign exchange rates and inflation, as well as political and other risks, including the impact of wars, regional conflicts and terrorism; our ability to comply with governmental anti-corruption laws and regulations worldwide; the impact of export and import controls and sanctions worldwide on our supply chain and ability to compete in international markets; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or potential trade wars and potential changes to laws and policies, that may impact our products; the costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign social and environmental laws; the impact of litigation and similar regulatory proceedings in which we are involved or may become involved, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers, supply chain logistics and the global economy; our stock price volatility; income tax rate variability and ability to recover amounts recorded as deferred tax assets; and other factors beyond our control. These and other factors are discussed in greater detail in our 2023 Annual Report on Form 10-K and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except to the extent required by law.